Contract # 1300203_A2
Resolution # 14-53

ORIGINAL

SECOND AMENDMENT TO BALTIA AIRLINES, INC WILLOW RUN AIRPORT LEASE

This Second Amendment ("Second Amendment") is made and entered into this 21 day of May, 2014, between the **WAYNE COUNTY AIRPORT AUTHORITY,** a Michigan Public Body Corporate, with principal offices located at Detroit Metropolitan Wayne County Airport, L. C. Smith Building – Mezzanine, Detroit, Michigan 48242, hereafter referred to as the "AUTHORITY", and **BALTIA AIR LINES, INC.**, a New York Corporation, with principal offices located at John F. Kennedy International Airport, Building 151, Room 361, Jamaica, New York 11430, hereafter referred to as the "TENANT". The AUTHORITY and the TENANT may be referred to hereafter individually as a "Party" or collectively as the "Parties".

WHEREAS, pursuant to the Michigan Public Airport Authority Act, MCL 259.108 – 259.125c, the AUTHORITY has sole operational jurisdiction of Willow Run Airport (hereinafter the "Airport") located in Ypsilanti, Michigan; and

WHEREAS, the AUTHORITY has the authority to lease premises and facilities at the Airport and to grant rights and privileges with respect thereto; and

WHEREAS, on June 1, 2013, the Parties entered into a Lease Agreement (the "Lease Agreement"), whereby the TENANT leases certain space at the Airport, as depicted on Exhibit A to the Lease Agreement; and

WHEREAS, as of October 31, 2013, the Parties entered into a First Amendment to the Lease Agreement for the purpose of adding additional leased space to the Premises (as herein defined).

WHEREAS, the Parties now desire to amend the Lease Agreement once again for the purpose of adding additional leased office space, storage space and hangar space, to the Premises (as herein defined), as depicted on Exhibit A, attached hereto, and increasing the amount of RENT (as herein defined) and security deposit paid by the TENANT to correspond with the additional leased space.

NOW, THEREFORE, in consideration of the premises and mutual understanding of the Parties, it is hereby agreed to as follows:

1. Paragraph 1.1 of the Lease Agreement is amended to read as follows:

> The AUTHORITY, for and in consideration of the RENT (hereinafter defined) specified herein and the stipulations and covenants herein given on the part of the TENANT, grants, demises and leases to the TENANT, for the TENANT's use, and the TENANT hires and takes from the AUTHORITY the following premises, hereafter referred to collectively as the "Premises", located at the Airport:
>
> > Hangar 1, Bay 4, Second Floor, consisting a total of two thousand six hundred eighty-seven (2,687) square feet of second floor office space and eight hundred fifty-one (851) square feet of storage space, as designated on Exhibit A, attached hereto and incorporated by reference as if fully set forth herein.
> >
> > Hangar 1, Bay 3, consisting of three hundred eighty-four (384) square feet of hangar space, as designated on Exhibit A, attached hereto and incorporated by reference as if fully set forth herein.
>
> The TENANT agrees that it has thoroughly inspected the Premises and it is familiar with any and all conditions on, around and/or affecting the Premises. The AUTHORITY makes no warranties or representations about the condition, fitness, or safety of the Premises or any part thereof, and the TENANT accepts the same "as is" on the commencement date hereof.

2. Paragraph 1.4 of the Lease Agreement is amended to read as follows:

> In consideration for the TENANT's use of the Premises, the TENANT shall pay to the AUTHORITY during the TERM of this LEASE, the following rentals (hereinafter "RENT"):

Space	Square Footage	Price/square foot	Annual Rent	Monthly Rent
Hangar 1, Bay 4 Office Space	2,687	$6.00/sq. ft.	$16,122.00	$1,343.50
Hangar 1, Bay 4 Storage Space	851	$5.00/sq. ft.	$4,255.00	$ 354.58
Hangar 1, Bay 3	384	$7.00/sq. ft.	$2,688.00	$ 224.00
TOTAL	3,922		$23,065.00	$1,922.08

Based on the above, the TENANT shall pay a total Annual Rent in the amount of Twenty-Three Thousand Sixty-Five and 00/100 Dollars ($23,065.00) in monthly installments of One Thousand Nine Hundred Twenty-Two and 08/100 Dollars ($1,922.08).

3. In accordance with Paragraph 1.5 of the Lease Agreement, the TENANT shall deposit with the AUTHORITY a security deposit in an amount equal to two (2) months of RENT. The TENANT currently has a security deposit with the AUTHORITY in the amount of Two Thousand Four Hundred Fifty Four and 00/100 Dollars ($2,454.00); accordingly, upon execution of this Amendment, the TENANT shall deposit with the AUTHORITY the additional amount of One Thousand Three Hundred Ninety and 16/100 Dollars ($1,390.16), and thereafter shall maintain at all times a security deposit equal to two (2) months of RENT.

4. The revised Exhibit A of the Lease Agreement shall be deleted and replaced with the attached Exhibit A.

5. Except as amended herein, all terms and conditions of the Lease Agreement shall remain and continue in full force and effect.

[Signature Page Follows]

The Parties have duly executed this Amendment on their behalves as of the day and year first above written.

WAYNE COUNTY AIRPORT AUTHORITY

By:______________________________
Thomas J. Naughton
Chief Executive Officer

BALTIA AIR LINES, INC.

By:______________________________
Igor Dmitrowsky
President and CEO

108637

APPROVED AS TO FORM:
BY: ______________________
GENERAL COUNSEL
WAYNE COUNTY AIRPORT AUTHORITY
DATED: 5/19/14

EXHIBIT A


Rest Rooms
1935 sq. ft. Shop/Storage
3120 sq. ft. 1st Floor Office
Bay 3 1st Floor
800 sq. ft. Cage Area
384 sq ft.
24 ft
16 ft
17,140 sq. ft. Hangar Space

EXHIBIT A


233 SF
Office
4221
294 SF.
Office
4222
504 SF.
Office
4223
504 SF.
Office
4224
504 SF.
Office
4225
336 SF
Office
4226
4226A
4226B
312 SF.
Office
4227
851 SF.
Office/Storage
4228
Bay 4
Mezzanine

Total Area = 3,538 SF

Baltia Airlines, Inc. - Willow Run Airport
Exhibit A (Hangar 1 - Bay 4, 2nd floor Mezzanine)

N.T.S. April 4, 2014